Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, C. Stephen Cordial, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Somera Communications, Inc. on Form 10-K for the fiscal year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Somera Communications, Inc. on Form 10-K fairly presents in all material respects the financial condition and results of operations of Somera Communications, Inc.

By:	/s/ C. STEPHEN CORDIAL
Name: C. Stephen Cordial
Title: Acting President and Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer)
Date: February 27, 2004